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                                                                    Exhibit 10m

                                 STOCK PURCHASE
                                      AND
                         REGISTRATION RIGHTS AGREEMENT


         THIS STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into on September 28, 1995 between Digicon Inc., a Delaware corporation (the "Company"), and Value Partners, Ltd. (the "Purchaser").

                                   ARTICLE I

                                  DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

         "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "DEMAND NOTICE" means a notice by the Purchaser pursuant to Section
3.1 demanding that the Company register the Purchaser's Registrable Securities for sale under the Securities Act.

         "DEMAND REGISTRATION" means the Shelf Registration which the Company is required to effect on behalf of the Purchaser pursuant to Section 3.1.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "NOTICE OF REGISTRATION" means a notice by the Company to the Purchaser that the Company has determined to conduct an Underwritten Public Offering or Shelf Registration.

         "PIGGYBACK REGISTRATION" means a registration of shares of Registrable Securities owned by the Purchaser under the terms and conditions set forth in
Section 3.3.

         "REGISTRABLE SECURITIES" means the 458,497 shares of Common Stock purchased by the Purchaser hereunder.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         "SHARES" means the 458,497 shares of Common Stock being sold by the Company to the Purchaser hereunder.
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         "SHELF REGISTRATION" means a registration meeting the requirements of
Rule 415 under the Securities Act or any similar rule in effect under the Securities Act.

         "UNDERWRITTEN PUBLIC OFFERING" means a public offering (including a Shelf Registration) of Common Stock for cash which is offered and sold in a registered transaction on a firm commitment underwritten basis through one or more underwriters, pursuant to an underwriting agreement between the Company and such underwriters.

                                   ARTICLE II

                               PURCHASE AND SALE

         2.1 PURCHASE AND SALE. Upon the terms and subject to the conditions set forth in this Agreement, the Company agrees to sell and deliver the Shares to the Purchaser, and the Purchaser agrees to purchase the Shares from the Company.

         2.2 PURCHASE PRICE. As consideration for the sale of the Shares, on the date hereof the Purchaser shall pay $2,149,204 in U.S. Federal or other immediately available funds to the account of the Company at Texas Commerce Bank, ABA #113000609, (Credit: Digicon Inc., Acct. No. 00100356584) before 5:00 p.m., Houston, Texas time, on the date hereof. The Company will deliver to the Purchaser a stock certificate representing the Shares registered in the name of the Purchaser.

                                  ARTICLE III

                              REGISTRATION RIGHTS

         3.1 DEMAND REGISTRATION. (a) Beginning on the date hereof through September 28, 1998, upon receipt by the Company of a Demand Notice from the Purchaser requesting registration of all or part of the Registrable Securities, the Company agrees to file a registration statement with respect to the Registrable Securities within thirty days of the receipt of such demand, and use its best efforts to effect, as soon as practicable, all registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of the Registrable Securities under the Securities Act; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 3.1 in any jurisdiction in which the Company would be required to execute a general consent to service of process or to register as a dealer or to cause any officer or employee of the Company to register as a salesman in effecting such registration, qualification or compliance. The Company shall use its best efforts to prepare and file a registration statement on Form S-3 or any successor Form thereto covering the Registrable Securities so requested to be registered pursuant to this Section 3.1 within 30 days after such request is received and to keep such registration statement effective under the Securities Act until the first to occur of (i) the


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expiration of three years from the date of effectiveness of such registration statement or (ii) the date upon which the Purchaser has sold all such Registrable Securities.

         3.2 LIMITATIONS ON DEMAND REGISTRATION RIGHTS. The Purchaser may make only one request for a Demand Registration hereunder. The Company shall be obligated only to effect a Shelf Registration on behalf of the Purchaser in connection with a Demand Registration, and the Company shall not be obligated to execute any underwriting agreement with respect to the sale of the Registrable Securities in connection with a Demand Registration.

         3.3 PIGGYBACK REGISTRATION. If at any time or from time to time after the date hereof the Company shall determine to make an Underwritten Public Offering or Shelf Registration for its own account (but not including an offering that is registered on Commission Forms S-4, S-8 or any successor forms thereto), then the Company will:

                 (a) promptly give to the Purchaser a Notice of Registration; and

                 (b) use its best efforts to include in such registration (and any related qualification or compliance under blue sky laws), and in any Underwritten Public Offering or Shelf Offering involved therein, all the Registrable Securities specified in any written request or requests by the Purchaser received by the Company within 10 days after such Notice of Registration is given.

         3.4 LIMITATIONS ON PIGGYBACK REGISTRATIONS. (a) The Purchaser may make a request for the inclusion of all or any portion of its Registrable Securities in any registration effected pursuant to Section 3.3 at any time after the date hereof through the first anniversary of the date hereof under the procedures set forth in Section 3.3.

                 (b) The right of the Purchaser to participate in an Underwritten Public Offering pursuant to Section 3.3 shall be conditioned upon the inclusion of the Purchaser's Registrable Securities in the Underwritten Public Offering to the extent provided herein. The Company and the Purchaser shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Underwritten Public Offering by the Company.

                 (c) Notwithstanding any other provisions of Sections 3.3 or 3.4, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter and the Company may limit the Registrable Securities to be included in any Underwritten Public Offering as set forth below. In such event, the Company shall so advise the Purchaser, and the number of shares of Registrable Securities that will be included in the registration and Underwritten Public Offering shall be allocated pro rata between the Company and the Purchaser.
         No Registrable Securities excluded from the Underwritten Public Offering by reason of the managing underwriter's marketing limitation shall be included in such registration. If the Purchaser disapproves of the terms of the Underwritten Public Offering, the Purchaser


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         may, in its sole discretion, elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn also shall be withdrawn from registration.

         3.5 TERMINATION OF REGISTRATION. Notwithstanding any other provision of this Agreement, at any time before or after the filing of a registration statement that is subject to Section 3.3, the Company may, in its sole discretion, abandon or terminate an Underwritten Public Offering without the consent of the Purchaser, and the Purchaser may, in its sole discretion, abandon or terminate a Demand Registration without the consent of the Company. Any abandoned Demand Registration shall not constitute a Demand Registration for purposes of this Agreement.

         3.6 REGISTRATION EXPENSES. All expenses of any registration under this Agreement (including, but not limited to, any qualifications under the Blue Sky or other state securities laws, compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public and of supplying prospectuses, offering circulars or other documents), will be paid by the Company provided, however, that the Purchaser shall be responsible for the fees and expenses of its counsel.

         3.7     REGISTRATION PROCEDURES.   The Company will at its expense:

                 (a) prepare and file with the Commission a registration statement with respect to the Registrable Securities to be registered, and, in the case of a Demand Registration or an Underwritten Public Offering involving a Shelf Registration, use its best efforts to cause such registration statement to become and remain effective for three years or until the Purchaser no longer owns any of the Registrable Securities;

                 (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the periods set forth in Section 3.7(a).

                 (c) furnish to the Purchaser such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Purchaser may reasonably request to facilitate the public offering of the Registrable Securities;

                 (d) use its diligent good faith efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or Blue Sky laws of such jurisdictions as the Purchaser may reasonably request;

                 (e) notify counsel for the Purchaser, promptly after it shall receive notice thereof, of the time when such registration statement has become effective under the Securities Act or a supplement to any prospectus forming a part of such registration statement has been filed;


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                 (f)      notify counsel for the Purchaser promptly of any
         request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                 (g) prepare and file with the Commission, promptly upon the request of the Purchaser, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for the Purchaser (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities;

                 (h) prepare and promptly file with the Commission and promptly notify counsel for the Purchaser of the filing of such amendment or supplement to any such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                 (i) advise counsel for the Purchaser, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement under the Securities Act or the initiation or threatening of any proceeding for such purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                 (j) not file any amendment or supplement to such registration statement or prospectus if, in the opinion of counsel for the Purchaser, such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy substantially in the form thereof at least two business days before the filing thereof; provided, however, that if in the opinion of counsel for the Company, the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law, the Company may make such filing; and

                 (l) list the Registrable Securities on any national securities exchange on which the Common Stock is approved for listing;

         3.8     RELATED REGISTRATION MATTERS.

                 (a) The Company may require that the Purchaser refrain from effecting any public sales or distributions of the Registrable Securities if the board of directors of the Company in good faith determines in its sole discretion that such public sales or



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         distributions would interfere in any material respect with any transaction involving the Company that in the sole discretion of the board of directors is material to the Company. The board of directors shall, as promptly as practicable, give the Purchaser written notice of any such development. The Company shall be required to lift such restrictions regarding effecting public sales or distributions of the Registrable Securities as soon as reasonably practicable after the board of directors shall determine, in its sole discretion, that the public sales or distributions by the Purchaser of the Registrable Securities shall not interfere with such transaction, provided, that no requirement that the Purchaser refrain from effecting public sales or distributions in the Registrable Securities may extend for more than 45 days in the aggregate during the three year period after the date hereof.

                 (b) If the Company shall register any Underwritten Public Offering during any period in which the Purchaser may sell Registered Securities under a Shelf Registration that is at the time effective under the Securities Act (other than a registration on Form S-8 of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to such plan or (ii) a dividend reinvestment plan), the Purchaser agrees, to the extent requested in writing by the managing underwriter administering such Underwritten Public Offering as reasonably practicable before the commencement of the 10 day period referred below, not to effect any public sale or distribution of securities of the Company during the 10 day period before the effective date of the registration statement covering such Underwritten Public Offering and during the period ending on the earlier of (i) the date such sale or distribution is permitted by such managing underwriter and (ii) 45 days after such effective date.

         3.9     INDEMNIFICATION.

                 (a) The Company agrees to indemnify, defend and hold harmless the Purchaser, its officers and directors, each underwriter of the Registrable Securities, and each person who controls the Purchaser or any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities (including reasonable attorneys' fees) to which they or any of them may become subject under the Securities Act or any other federal or state statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company (subject to subsection (c) of this Section 3.9), insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or in any Blue Sky application, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnification agreement contained in this subsection (a) shall not (i) apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with


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         information furnished to the Company in writing by the Purchaser or any such underwriter for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto; or (ii) inure to the benefit of any person to the extent such person's claim for indemnification hereunder arises out of or is based on any violation by such person of applicable law.

                 (b) The Purchaser shall, in the same manner and to the same extent as set forth in subsection (a), indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, and its directors and officers, with respect to any statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereof or any preliminary prospectus or final prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

                 (c)      Each person to be indemnified pursuant to this
         Section 3.8 will, promptly after its receipt of written notice of the commencement of any action against such indemnified person in respect of which indemnity may be sought from an indemnifying person under this Section 3.8 notify the indemnifying person in writing of the commencement thereof, provided, however that the failure of any person to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that such indemnifying party is actually prejudiced by such failure to give notice. If any such action shall be brought against any indemnified person and it shall notify an indemnifying person of the commencement thereof, the indemnifying person will be entitled to participate therein and, to the extent it may desire, jointly with any other indemnifying person similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified person, and after notice from the indemnifying person to such indemnified person of its election so to assume the defense thereof, the indemnifying person will not be liable to such indemnified person under this
         Section 3.8 for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified person shall have employed counsel in an action in which the indemnified person and indemnifying person are both defendants and there is a conflict of interest between such parties that would prevent counsel from adequately representing both parties, (ii) the indemnifying person shall not have employed counsel satisfactory within the exercise of reasonable judgment of the indemnified person to represent the indemnified person within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying person has authorized the employment of counsel for the indemnified person at the expense of the indemnifying person. The undertaking contained in this


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         Section 3.8 shall be in addition to any liabilities which the indemnifying person may have pursuant to law.

         3.10 INFORMATION BY PURCHASER. The Purchaser shall furnish to the Company such information regarding the Purchaser as the Company may request and as shall be reasonably required in connection with the registration, qualification or compliance referred to in Article III.

         3.11 RIGHTS NON-TRANSFERABLE. The registration rights provided by this Agreement are for the sole benefit of the Purchaser, are personal in nature, and shall not be available to any subsequent holder of the Registrable Securities.

         3.12 FURTHER ASSURANCES. The Company shall cooperate with the Purchaser in effecting the disposition of the Shares as contemplated in this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

                 (a) VALIDITY OF SHARES. The Shares are in due and proper form, have been duly authorized by all necessary corporate action on the part of the Company, and are validly issued, fully paid and non-assessable shares of Common Stock, free of preemptive rights. Upon delivery of the Shares in consideration of the purchase price set forth in Section 2.2, the Purchaser will acquire valid and marketable title to the Shares, free and clear of any encumbrances.

                 (b) SEC REPORTS. The Company has filed with the Commission all proxy statements and periodic reports required to be filed by it under the Exchange Act (collectively, the "SEC Reports"). Each SEC Report was in compliance in all material respects with the requirements of the Exchange Act and did not on the date of its filing (and the SEC Reports as a whole do not on the date hereof contain) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (c) NO VIOLATION OF AGREEMENTS. This Agreement and its execution and delivery by the Company does not, and the fulfillment and compliance by the Company with the terms and conditions of this Agreement, and the consummation by the Company of the transactions contemplated hereby, will not: (i) conflict with the articles of incorporation or the bylaws of the Company, (ii) violate any provision of, or require any filing, consent, authorization, or approval under, any law or administrative regulation or any judicial, administrative, or arbitration order, award, judgment, writ, injunction, or decree applicable to or binding upon the Company, or (iii) conflict with, result in a breach of, constitute a default under (without regard to any requirements of notice or the lapse of time), accelerate, or permit the acceleration of the




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performance required by, any mortgage, indenture, loan or credit agreement, or other agreement or instrument evidencing indebtedness for borrowed money to which the Company is a party, by which it is bound, or to which any of the properties of the Company are subject.

         4.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company the Purchaser is acquiring the Shares solely for its own account and not with a view to the public distribution thereof. The Purchaser acknowledges that the Shares have not and will not be registered under the Securities Act except as provided herein and agrees that it will only re-offer or resell the Shares purchased under this Agreement in compliance with the requirements of Rule 144 promulgated under the Securities Act, in accordance with any other available exemption from the requirements of Section 5 of the Securities Act, or pursuant to a valid registration statement under the Securities Act. The Purchaser acknowledges that upon its acquisition of the Shares (other than in connection with a registered offering thereof), and until such time, if any, as the Company has received an opinion of counsel to the Purchaser, in form and substance satisfactory to the Company, that it is no longer necessary or advisable, the Shares shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS."

                                   ARTICLE V

                                 MISCELLANEOUS

         5.1 AMENDMENT. This Agreement may be amended from time to time by an instrument in writing signed by all parties to this Agreement.

         5.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Purchaser hereunder shall not survive the closing of the transactions contemplated hereby.

         5.3 NOTICES. Any notice, request, reply instruction or other communication (herein severally and collectively called "notice") in this Agreement provided or permitted to be given to the Company or to the Purchaser must be given in writing and may be given or served by depositing the same in the United States mail, in certified or registered form, postage fully prepaid, addressed to the party or parties to be notified, with return postage fully requested, or


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by delivering the same in person to such party or parties.  Notice deposited in the United States mail, mailed in the manner hereinabove described, shall be effective upon deposit. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purpose of notice hereunder, the address of the Company shall be 3701 Kirby Drive, Suite 112, Houston, Texas 77098 and the address of the Purchaser shall be 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

         5.4 GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Texas.

         5.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the parties to this Agreement alone and no implication that any other person has any rights under this Agreement shall be made from the provisions hereof, provided, however, that the obligations of the Company pursuant to this Agreement shall be binding upon the Company's successors.

         5.6 INVALID PROVISIONS. Should any portion of this Agreement be adjudged or held to be invalid, unenforceable or void, such holding shall not have the effect of invalidating or voiding the remainder of this Agreement and the parties hereby agree that the portion so held invalid, unenforceable or void shall, if possible, be deemed amended or reduced in scope, or to otherwise be stricken from this Agreement to the extent required for the purposes of validity and enforcement thereof.

         5.7 SECTION HEADINGS. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

         5.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by themselves or by their respective duly authorized representatives as of the date first above set forth.

                                        COMPANY:

                                        DIGICON INC.


                                        By: /s/ RICHARD W. McNAIRY
                                            _________________________________


                                        PURCHASER:

                                        VALUE PARTNERS, LTD.


                                        By: /s/ TIMOTHY EWING
                                            _________________________________


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